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                                                                                                   =============================
      Wells Fargo                                                                                     The Lincoln National Life
      New Directions(SM)                           Wells Fargo New Directions                           Insurance Company
      From Lincoln Annuities                     Core Variable Annuity Application                      Fort Wayne, Indiana
                                                                                                   =============================
====================================================================================================================================
       Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.
1a     Contract Owner Maximum age of Contract Owner is 85.

                                                                    Social Security number/TIN  [_][_][_]-[_][_]-[_][_][_][_]
       __________________________________________________________
       Full legal name or trust name*
                                                                    Date of birth  [_][_] [_][_] [_][_]   [_] Male   [_] Female
       __________________________________________________________                   Month   Day   Year
       Street address
                                                                    Home telephone number [_][_][_] [_][_][_]-[_][_][_][_]
       __________________________________________________________
       City                        State       ZIP
                                                                    Date of trust*  [_][_] [_][_] [_][_]  Is trust revocable?*
                                                                                     Month  Day    Year   [_] Yes   [_] No
       __________________________________________________________
       Trustee name*
                                                                    *This information is required for trusts.

 1b    Joint Contract Owner Maximum age of Joint Contract Owner is 85.

                                                                    Social Security number   [_][_][_]-[_][_]-[_][_][_][_]
       __________________________________________________________
       Full legal name                                                              [_][_] [_][_] [_][_]   [_] Male   [_] Female
                                                                    Date of birth    Month  Day    Year
                                                                                                           [_] Spouse [_] Non-spouse

 2a    Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.) Maximum age of Annuitant is 85.

                                                                    Social Security number   [_][_][_]-[_][_]-[_][_][_][_]
       __________________________________________________________
       Full legal name
                                                                                    [_][_] [_][_] [_][_]   [_] Male   [_] Female
                                                                    Date of birth    Month  Day    Year
       __________________________________________________________
       Street address                                               Home telephone number [_][_][_] [_][_][_]-[_][_][_][_]

       __________________________________________________________
       City                        State       ZIP

 2b    Contingent Annuitant Maximum age of Contingent Annuitant is 85.

                                                                    Social Security number   [_][_][_]-[_][_]-[_][_][_][_]
       __________________________________________________________
       Full legal name

 3     Beneficiary(ies) Of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

       __________________________________________________________   ______________________________     _______     __________%
       Full legal name or trust name*  [_] Primary [_] Contingent   Relationship to Contract Owner     SSN/TIN

       __________________________________________________________   ______________________________     _______     __________%
       Full legal name or trust name*  [_] Primary [_] Contingent   Relationship to Contract Owner     SSN/TIN

       __________________________________________________________   ______________________________     _______     __________%
       Full legal name or trust name*  [_] Primary [_] Contingent   Relationship to Contract Owner     SSN/TIN

       _______________________________________________________      Date of trust*  [_][_] [_][_] [_][_]  Is trust revocable?*
       Trustee name*                                                                 Month  Day    Year   [_] Yes   [_] No

                                                                    *This information is required for trusts.
       To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953WF).
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4      Type of Wells Fargo Variable Annuity Contract

       Nonqualified:  [_] Initial Contribution OR [_] 1035 Exchange
       Tax-Qualified (must complete plan type):   [_] Transfer OR   [_] Rollover
       Plan Type (check one): [_] Roth IRA        [_] Traditional IRA


5a   Allocation   (This section must be completed.)

     Initial minimum:  $25,000

     Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

     If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Wells Fargo VT Money Market Fund, pending instructions from the contract owner.
--------------------------------------------------------------------------------
     Please allocate my contribution of:
     $  _____________________  OR   $  _______________________
        Initial contribution           Approximate amount
                                       from previous carrier
--------------------------------------------------------------------------------
     INTO THE FUND(S) BELOW
--------------------------------------------------------------------------------
     Use whole percentages
     __________% Wells Fargo VT Asset Allocation Fund
     __________% Wells Fargo VT Corporate Bond Fund
     __________% Wells Fargo VT Equity Value Fund
     __________% Wells Fargo VT Equity-Income Fund
     __________% Wells Fargo VT Growth Fund
     __________% Wells Fargo VT International Growth Fund
     __________% Wells Fargo VT Large Company Growth Fund
     __________% Wells Fargo VT Money Market Fund
     __________% Wells Fargo VT Small Company Growth Fund
     __________% AFIS Global Small Capitalization Fund
     __________% AFIS International Fund
     __________% AFIS Large Growth Fund
     __________% AIM Government Securities Fund
     __________% AIM VI Growth Fund
     __________% AIM VI Value Fund
     __________% Alliance Bernstein Small Cap Value Portfolio
     __________% Alliance Technology Portfolio
     __________% Delaware Emerging Markets Series
     __________% Delaware Growth & Income Series
     __________% Delaware High Yield Series
     __________% Delaware REIT Series
     __________% Delaware SmallCap Value Series
     __________% Delaware Trend Series
     __________% Delaware U.S. Growth
     __________% Deutsche VIT Equity 500 Index Fund
     __________% Evergreen VA Omega Fund
     __________% Evergreen VA Special Equity Fund
     __________% Evergreen Strategic Income Fund
     __________% Fidelity VIP Contrafund Portfolio
     __________% Fidelity VIP Growth Opportunities Portfolio
     __________% Fidelity VIP Overseas Portfolio
     __________% Lincoln National Aggressive Growth Fund
     __________% Lincoln National Global Asset Allocation Fund
     __________% MFS Capital Opportunities Series
     __________% MFS Emerging Growth Series
     __________% MFS Utilities Series
     __________% Neuberger Berman Balanced Portfolio
     __________% Neuberger Berman Mid Cap Growth Portfolio
     __________% Neuberger Berman Regency Portfolio
     __________% Putnam VT Growth and Income Fund
                 Fixed Account:                      ________% 7 years
            ___________% 1 year  __________% 4 years ________% 8 years
            ___________% 2 year  __________% 5 years ________% 9 years
            ___________% 3 years __________% 6 years ________% 10 years
               % Total (must = 100%)
     ===========


   5b Dollar Cost Averaging (Complete only if electing DCA.)

     $2,000 minimum required.
--------------------------------------------------------------------------------
     Total amount to DCA:        $ ____________________
             OR
     MONTHLY amount to DCA:      $ ____________________
--------------------------------------------------------------------------------
     OVER THE FOLLOWING PERIOD: ____________________
                                   MONTHS (6-60)
--------------------------------------------------------------------------------
     FROM THE FOLLOWING HOLDING ACCOUNT (check one):
     [_] Fixed Account                      *The DCA holding account and the
     [_] Wells Fargo VT Money Market Fund*  DCA fund elected cannot be the same.
--------------------------------------------------------------------------------
     INTO THE FUND(S) BELOW
--------------------------------------------------------------------------------
     Use whole percentages
     __________% Wells Fargo VT Asset Allocation Fund
     __________% Wells Fargo VT Corporate Bond Fund
     __________% Wells Fargo VT Equity Value Fund
     __________% Wells Fargo VT Equity-Income Fund
     __________% Wells Fargo VT Growth Fund
     __________% Wells Fargo VT International Growth Fund
     __________% Wells Fargo VT Large Company Growth Fund
     __________% Wells Fargo VT Money Market Fund
     __________% Wells Fargo VT Small Company Growth Fund
     __________% AFIS Global Small Capitalization Fund
     __________% AFIS International Fund
     __________% AFIS Large Growth Fund
     __________% AIM Government Securities Fund
     __________% AIM VI Growth Fund
     __________% AIM VI Value Fund
     __________% Alliance Small Cap Value Portfolio
     __________% Alliance Technology Portfolio
     __________% Delaware Emerging Markets Series
     __________% Delaware Growth & Income Series
     __________% Delaware High Yield Series
     __________% Delaware REIT Series
     __________% Delaware SmallCap Value Series
     __________% Delaware Trend Series
     __________% Delaware U.S. Growth
     __________% Deutsche VIT Equity 500 Index Fund
     __________% Evergreen VA Omega Fund
     __________% Evergreen VA Special Equity Fund
     __________% Evergreen Strategic Income Fund
     __________% Fidelity VIP Contrafund Portfolio
     __________% Fidelity VIP Growth Opportunities Portfolio
     __________% Fidelity VIP Overseas Portfolio
     __________% Lincoln National Aggressive Growth Fund
     __________% Lincoln National Global Asset Allocation Fund
     __________% MFS Capital Opportunities Series
     __________% MFS Emerging Growth Series
     __________% MFS Utilities Series
     __________% Neuberger Berman Balanced Portfolio
     __________% Neuberger Berman Mid Cap Growth Portfolio
     __________% Neuberger Berman Regency Portfolio
     __________% Putnam VT Growth and Income Fund
               % Total (must = 100%)
     ==========
--------------------------------------------------------------------------------
     Future contributions will not automatically start a new DCA program.
     Instructions must accompany each DCA contribution.
--------------------------------------------------------------------------------

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5c   Cross-Reinvestment or Portfolio Rebalancing

     To elect either of these options, please complete the Cross-Reinvestment form (28051WF) or the Portfolio Rebalancing form (28887WF).

6    Death Benefit Option

     Select one: (If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum Death Benefit.)

     [_] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.

     [_] I/We hereby elect the Estate Enhancement Benefit/1/ rider which includes the Enhanced Guaranteed Minimum Death Benefit.

     /1/ The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.

7    Automatic Withdrawals

     Note: Withdrawals exceeding 15% of total premium payments per contract year may be subject to contingent deferred sales charges.
           Withdrawals may also be subject to market value adjustments (for additional information, see Section 11). Withdrawal minimum: $50 per distribution/$300 annually.

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
  --------------------------------------------------------------          ---------------------------------------------------------
     [_] Please provide me with automatic withdrawals based on            [_] Please provide me with automatic withdrawals
         _________% (may be between 1-15%) of premium payments,               of $_____________________________
         payable as follows:
                                                                   OR
     [_] Monthly  [_] Quarterly  [_] Semiannually  [_] Annually           [_] Monthly  [_] Quarterly [_] Semiannually [_] Annually

     Begin withdrawals in [_][_]  [_][_][_][_]                            Begin withdrawals in [_][_]  [_][_][_][_]
                           Month      Year                                                      Month      Year
  --------------------------------------------------------------          ---------------------------------------------------------

     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

     ELECT ONE: [_] Do withhold taxes Amount to be withheld            % (must
                                                            ------------
                    be at least 10%)

                [_] Do not withhold taxes

     ELECT ONE: [_] Direct deposit     [_] Checking (Attach a "voided" check)    [_] Savings (Attach a deposit slip)

                    I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below.
                    Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify
                    Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                    _______________________________________________________________________________________________________________
                    Bank name                                                                                 Bank telephone number

                [_] Send check to address of record

                [_] Send check to the following alternate address:

                    _______________________________________________________________________________________________________________

                    _______________________________________________________________________________________________________________

 8   Automatic Bank Draft

     _____________________________________________________________   ______________________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     ______________________________________________________________________________________________________________________________
     Bank name                                                                          Bank telephone number
                                                                                                         $
     ______________________________________________________________________________________________________________________________
     ABA number                                      Checking account number                                Monthly amount

     Automatic bank draft start date:      [_][_]    [_][_]    [_][_]              ATTACH VOIDED CHECK
                                            Month  Day (1-28)   Year

     I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln
     Life and the financial institution a reasonable opportunity to act on it.
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                                     Page 3
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9   Telephone/Internet Authorization  (Check box if this option is desired.)

    [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10  Replacement

    Does the applicant have any existing life policies or annuity contracts?
    [_] Yes   [_] No
    Will the proposed contract replace any existing annuity or life insurance?
    [_] Yes   [_] No

    (Attach a state replacement form if required by the state in which the application is signed.)


    ____________________________________________________________________________
    Company name

    ____________________________________________________________________________
    Plan name                                                 Year issued

    Fraud Warning

    Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

11  Signatures

    All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown.
    I/We acknowledge receipt of current prospectuses for Wells Fargo New
    Directions Core Variable Annuity and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to a market value adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social
    Security (or taxpayer identification) number(s) is correct as it appears in this application.

   -----------------------------------------------------------------------------
    Investment Products:
   -----------------------------------------------------------------------------
    .    Are NOT insured by the FDIC
    .    Are NOT obligations or deposits of any Wells Fargo Bank nor guaranteed by the Bank
    .    Involve investment risk, including possible loss of principal
   -----------------------------------------------------------------------------

    _________________________________________________________________________________________
    Signed at (city)                             State
                                                                                                  Date  [_][_] [_][_] [_][_]
                                                                                                         Month   Day   Year
    ________________________________________     ____________________________________________
    Signature of Contract Owner                  Joint Contract Owner (if applicable)

    _________________________________________________________________________________________
    Signed at (city)                             State
                                                                                                  Date  [_][_] [_][_] [_][_]
                                                                                                         Month   Day   Year
    _________________________________________________________________________________________
    Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)
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================================================================================
                    FINANCIAL ADVISER MUST COMPLETE PAGE 5.
================================================================================

                                    Page 4
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===============================================================================
     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR
     SECURITIES DEALER. Please type or print.
===============================================================================

12 Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE: [_] No [_] Yes If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and Annuitant(s):

     (Attach a state replacement form if required by the state in which the application was signed.)

                                                                       $
     --------------------------------------------------------------------------
     Company name                                      Year issued     Amount

13   Additional Remarks

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

     __________________________________________________________________________

14   Dealer Information  Note: Licensing appointment with Lincoln Life is required for this application to be processed. If
                               more than one representative, please indicate
                               names and percentages in Section 13.

     [_] Income4Life(SM) Solution - complete Form 30350WF (nonqualified) or Form 30350Q-WF (qualified)

     _______________________________________________________________________________    [_][_][_] [_][_][_]-[_][_][_][_]
     Registered representative's name (print as it appears on NASD licensing)           Registered representative's telephone number

     _______________________________________________________________________________    [_][_][_]-[_][_]-[_][_][_][_]
     Client account number at dealer (if applicable)                                    Registered representative's SSN

     _______________________________________________________________________________________________________________________________
     Dealer's name

     _______________________________________________________________________________________________________________________________
     Branch address                                        City                                       State              ZIP

     _______________________________________________________________________________________________________________________________
     Branch number                                         Representative number

     [_] CHECK IF BROKER CHANGE OF ADDRESS

15   Representative's Signature

     The representative hereby certifies that he/she witnessed the signature(s) in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     __________________________________________________________________________
     Signature


                               Send completed a1plication -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:
                                                                                        Express Mail:
     Wells Fargo               Lincoln Life                                             Lincoln Life
     New Directions(SM)        P.O. Box 7882                                            Attention: Wells Fargo Operations
     From Lincoln Annuities    Fort Wayne, IN 46801-7882                                1300 South Clinton Street
                                                                                        Fort Wayne, IN 46802

                               If you have any questions regarding this application, please call Lincoln Life at 800 548-0805.

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